Exhibit 10.62.1

AMENDMENT NUMBER ONE

to the

Master Repurchase Agreement Dated as of May 19, 2006

By and among

NOVASTAR MORTGAGE, INC.,

NOVASTAR FINANCIAL, INC.,

NOVASTAR HOME MORTGAGE, INC.,

NOVASTAR CERTIFICATES FINANCING CORP.;

NOVASTAR CERTIFICATES FINANCING LLC,

HOMEVIEW LENDING, INC.,

ACCELERON LENDING, INC., and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER ONE (“Amendment Number One”) is made this 20th day of September, 2006, by and among NOVASTAR MORTGAGE, INC. (“NMI”), NOVASTAR FINANCIAL, INC. (“NFI”), NOVASTAR HOME MORTGAGE, INC., (“NHMI”), NOVASTAR CERTIFICATES FINANCING CORP. (“NCFC”), NOVASTAR CERTIFICATES FINANCING LLC (“NCF”), HOMEVIEW LENDING, INC. (“HLI”) and ACCELERON LENDING, INC. (“ACC”; and together with NMI, NFI, NHMI, NCFC, NCF and HLI, the “Sellers”), each having an address at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114 and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Buyer”), to the Master Repurchase Agreement, dated as of May 19, 2006, as amended (the “Agreement”).

RECITALS

WHEREAS, the Sellers have requested that the Buyer agree to amend the Agreement to extend the Termination Date thereunder to October 31, 2006, as more specifically set forth herein;

WHEREAS, as of the date of this Amendment Number One, the Sellers represent to the Buyer that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement;

WHEREAS, in order to induce the Buyer to enter into this Amendment Number One, the Sellers have agreed to pay the Buyer a commitment fee in an amount equal to $78,125 (the “Fee”) on the date of execution of this Amendment Number One; and

WHEREAS, the Sellers and the Buyer have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of September 20, 2006, the definition of “Termination Date” in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

“Termination Date” shall mean October 31, 2006, or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2. Fees and Expenses. The Sellers agrees to pay to the Buyer all fees and out of pocket expenses incurred by the Buyer in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel incurred in connection with this Amendment Number One), in accordance with Section 25 of the Agreement.

SECTION 3. Commitment Fee. In order to induce the Buyer to enter into this Amendment Number One with the Sellers, the Sellers herby agree to pay to the Buyer, in addition to any other amounts required pursuant to the Agreement, a Fee in the amount of $78,125 to be made in dollars, in immediately available funds, without deduction, set-off or counterclaim, paid to the Buyer in accordance with the Buyer’s instructions.

SECTION 4. Effectiveness of Amendment. This Amendment Number One shall be effective upon the Buyer’s receipt of (i) the Fee of $78,125 and (ii) the signed counterpart to this Amendment Number One executed by each party hereto.

SECTION 5. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 7. Representations. In order to induce the Buyer to execute and deliver this Amendment Number One, the Sellers hereby represent to the Buyer that as of the date hereof, each of the Sellers is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 8. GOVERNING LAW. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 9. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Sellers and the Buyer have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

NOVASTAR MORTGAGE, INC. (Seller)		NOVASTAR HOME MORTGAGE, INC. (Seller)

By:	/s/ Todd Phillips	By:	/s/ Todd Phillips
Name:	Todd Phillips	Name:	Todd Phillips
Title:	Vice President, Treasurer and Controller	Title:	Vice President, Treasurer and Controller

NOVASTAR FINANCIAL, INC. (Seller)		NOVASTAR CERTIFICATES FINANCING CORP. (Seller)

By:	/s/ Todd Phillips	By:	/s/ Todd Phillips
Name:	Todd Phillips	Name:	Todd Phillips
Title:	Vice President, Treasurer and Controller	Title:	Vice President, Treasurer and Controller

NOVASTAR CERTIFICATES FINANCING LLC. (Seller)		HOMEVIEW LENDING, INC. (Seller)

By:	/s/ Todd Phillips	By:	/s/ Todd Phillips
Name:	Todd Phillips	Name:	Todd Phillips
Title:	Vice President, Treasurer and Controller	Title:	Vice President, Treasurer and Controller

ACCELERON LENDING, INC. (Seller)		GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (Buyer)

By:	/s/ Todd Phillips	By:	/s/ Anthony Palmisano
Name:	Todd Phillips	Name:	Anthony Palmisano
Title:	Vice President, Treasurer and Controller	Title:	Managing Director